UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):

February 6, 2004

hi/fn, inc.

(Exact name of registrant as specified in its charter)

0-24765
(Commission File Number)

DELAWARE (State of Incorporation)	33-0732700 (IRS Employer Identification Number)

750 University Avenue Los Gatos, CA (Address of principal executive offices)	95032 (Zip Code)

(408) 399-3500
Registrant’s telephone number,
including area code

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EXHIBIT 4.1
EXHIBIT 99.1

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
EXHIBIT 4.1
EXHIBIT 99.1

ITEM 5. OTHER EVENTS

     On February 6, 2004, the registrant entered into a Securities Purchase Agreement with certain investors for the private placement of approximately 2,200,000 shares of common stock at a price of $15.00 per share for aggregate proceeds of approximately $33,000,000. The shares were issued and paid for on February 6, 2004. The registrant has agreed to file a registration statement covering resales of these shares. A copy of the Securities Purchase Agreement is attached hereto as Exhibit 4.1 and incorporated herein by reference.

     The foregoing matters are further described in the press release issued by the registrant on February 6, 2004 a copy of which is filed herewith as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

4.1	Securities Purchase Agreement dated February 6, 2004

99.1	Press Release issued by hi/fn, inc. dated February 6, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2004

Hifn, Inc.

	By	/s/ William R. Walker

William R. Walker
Vice President, Finance and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.

4.1	Securities Purchase Agreement dated February 6, 2004

99.1	Press Release issued by hi/fn, inc. dated February 6, 2004